Fees Summary	Sep. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,431,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,277.62
Total Offset Amount	0.00
Net Fee	$ 2,277.62
Final Prospectus	false